                                                                   EXHIBIT 10.20



                AMENDMENT NO. 3 TO 1997 REVOLVING LOAN AGREEMENT


               This Amendment No. 3 to 1997 Revolving Loan Agreement (this "Amendment") is entered into with reference to the 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

               Borrower and the Administrative Agent, acting with the consent of the Majority Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

               1. Section 1.1. Section 1.1 of the Loan Agreement is hereby amended to revise the following definition to read as follows:

                      "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on that date to (b) [Consolidated Tangible Net Worth on that date minus the amount, if any, by which the portion of Shareholder's Equity of Borrower and its Consolidated Subsidiaries attributable to Borrower's equity interest in the Shareholder's Equity of all Joint Ventures (other than (i) KBMHG, (ii) any Subsidiary of KBMHG engaged solely in development of multi-family housing and related businesses, and (iii) any Consolidated Joint Venture) exceeds $30,000,000].

               2. Section 1.1. Section 1.1 of the Loan Agreement is amended to make the following revisions to certain definitions therein contained:

                      Financial Subsidiary: Insert as a new clause (b) thereof the following:

                             "(b) a Trust Issuer, so long as it engages in no activities other than these incident to the Trust Preferred Capital Securities"

                      and redesignate existing clause (b) thereof as clause (c) and existing clause (c) thereof as clause (d).

                      "Senior Officer" Insert as a new clause (d) thereof the following:

                             "(d) vice president and controller"

                      and redesignate existing clause (d) thereof as clause (e).

                      "Subsidiary Guaranty": Strike the word "Obligations" in the first line thereof and substitute in its place the words "Indebtedness of Borrower under this Agreement."

               3. Section 1.1 of the Loan Agreement is amended to add the following new definitions:

                      "Consolidated Joint Venture" means, as of any date of determination, a Joint Venture that is consolidated in the consolidated financial statements of Borrower and its Subsidiaries as of such date.

                      "Specified Entities" means, collectively, (a) any Foreign Subsidiary, (b) any Financial Subsidiary (other than a Trust Issuer) and (c) any Person that is not a wholly-owned Subsidiary of Borrower (other than a Consolidated Joint Venture).

               4. Section 2.6. Pursuant to Section 2.6, the Line B Maturity Date is hereby extended to April 18, 2000.

               5. Section 3.14. Section 3.14 of the Loan Agreement is amended by inserting the words "without deduction, offset or counterclaim" after the word "America" in the fourth line thereof.

               6. Section 6.16. Section 6.16 of the Loan Agreement is amended to read as follows:

                      "Certain Investments. Make any Investment in any Specified Entity if, giving effect thereto, the aggregate amount of all such Investments made after November 30, 1996 exceeds the sum of (i) $30,000,000 plus (ii) the aggregate amount of Cash Distributions declared and paid by all Specified Entities to Borrower after November 30, 1996, plus (iii) the aggregate amount of capital of Specified Entities returned to Borrower after November 30, 1996; provided that Borrower may make further Investments after November 30, 1996 in Mortgage Company in addition to the amount permitted by the foregoing so long as such further Investments do not exceed $30,000,000."

               7. Section 7.1(b). Section 7.1(b) of the Loan Agreement is amended by adding the words "(in accordance with past practices of Borrower)" after the word "consolidating" in the second and fifth lines thereof.

               8. Section 9.1. Section 9.1 of the Loan Agreement is amended by adding a new subsection (n) as follows:

                      "(n) the occurrence of an Event of Default (as such term is defined in that certain Term Loan Agreement dated as of January 7, 1999 among Borrower, Bank of America NT&SA, as Administrative Agent, and the banks party thereto) under such Term Loan Agreement."

               9. Section 11.3. Section 11.3 of the Loan Agreement is amended by inserting the word "actual" after the word "reasonable" in the tenth, nineteenth and thirty-third lines thereof.

               10. Section 11.8(e). Section 11.8(e) of the Loan Agreement is amended to insert a new clause "(D)" as follows:

                      "(D) release any Guarantor Subsidiary from its obligations under the Subsidiary Guaranty"

                      and to redesignate existing clause "(D)" as clause "(E)".

               11. Line B Commitment. The Pro Rata Shares of the Banks with respect to the Line B Commitment are hereby revised as set forth in Schedule 1.1 attached hereto.

               12. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

               a. Counterparts of this Amendment executed by all parties hereto;

               b. Instrument of Joinder to the Subsidiary Guaranty in the form of Exhibit A to this Amendment executed by each Significant Subsidiary of Borrower acquired by Borrower pursuant to that certain Purchase Agreement executed as of January 7, 1999 among Borrower and the sellers of the "Homebuilding Business" of the Lewis Homes companies;

               c. Line B Notes executed by Borrower in favor of those Banks whose Pro Rata Share of the Line B Commitment has changed pursuant to Paragraph 10 hereof;

               d. Written consents of each of the Guarantor Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit B to this Amendment;

               e.     Written consent of the Majority Banks as required under
                      Section 11.2 of the Loan Agreement in the form of Exhibit C to this Amendment; and

               f. A fee letter by Borrower in favor of the Administrative Agent in form and substance satisfactory to the Administrative Agent concerning the Pro Rata Shares of certain Banks with respect to the Line B Commitment.

               13. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

               14. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of April 19, 1999 by their duly authorized representatives.


                                        KAUFMAN AND BROAD HOME CORPORATION



                                        By: /s/ MICHAEL F. HENN
                                            ------------------------------------
                                            Michael F. Henn
                                            Senior Vice President and
                                            Chief Financial Officer


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Administrative
                                        Agent



                                        By: /s/ KELLY M. ALLRED
                                            ------------------------------------
                                            Kelly M. Allred
                                            Vice President

                             Exhibit A to Amendment

                              INSTRUMENT OF JOINDER
                                       TO
                                    GUARANTY


               THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of April 19, 1999, by LEWIS HOMES OF CALIFORNIA, a California general partnership, LEWIS DEVELOPMENT CO., a California general partnership, LEWIS HOMES ENTERPRISES, a California general partnership, LEWIS HOMES OF NEVADA, a Nevada general partnership, and LEWIS PROPERTIES, a Nevada general partnership (each a "Joining Party" and collectively, "Joining Parties"), and delivered to the Administrative Agent pursuant to the Guaranty dated as of April 21, 1997 (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

               1. The Guaranty was made by the Guarantors in favor of the Banks that are parties to that certain 1997 Revolving Loan Agreement, dated as of April 21, 1997 (the "Loan Agreement") among Kaufman and Broad Home Corporation, as Borrower, the Banks signatory thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Co-Syndication Agent, Credit Lyonnais Los Angeles Branch as Documentation Agent, and Guaranty Federal Bank, F.S.B., Societe Generale and Union Bank of California, as Co-Agents.

               2. Each Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of a credit facility pursuant to the Loan Agreement, and as a result of becoming a party to the Guaranty.

               NOW THEREFORE, Joining Parties agree as follows:

                                    AGREEMENT

I. By this Joinder, each Joining Party becomes a "Guarantor" under and pursuant to Section 10 of the Guaranty. Each Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Indebtedness of Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

II.     The effective date of this Joinder is April 19, 1999.

"Joining Parties"

LEWIS HOMES OF CALIFORNIA,              LEWIS DEVELOPMENT CO.,
a California general partnership        a California general partnership

By:  KB HOLDINGS ONE, INC.,             By:  KB HOLDINGS ONE, INC.,
     a California corporation,               a California corporation,
     its General Partner                     its General Partner

     By: /s/ MICHAEL F. HENN                 By: /s/ MICHAEL F. HENN
         ------------------------                ------------------------

     Name: Michael F. Henn                   Name:
           ----------------------                  ----------------------

     Title: President                        Title:
            ---------------------                   ---------------------

LEWIS HOMES ENTERPRISES,                LEWIS PROPERTIES,
a California general partnership        a Nevada general partnership

By:  KB HOLDINGS ONE, INC.,             By:  KB HOLDINGS ONE, INC.,
     a California corporation,               a California corporation,
     its General Partner                     its General Partner

     By: /s/ MICHAEL F. HENN                 By: /s/ MICHAEL F. HENN
         ------------------------                ------------------------

     Name:                                   Name:
           ----------------------                ------------------------

     Title:                                  Title:
            ---------------------                   ---------------------

LEWIS HOMES OF NEVADA,
a Nevada general partnership

By:  KB HOLDINGS ONE, INC.,
     a California corporation,
     its General Partner

     By: /s/ MICHAEL F. HENN
         ------------------------

     Name:
           ----------------------

     Title:
            ---------------------

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
as Administrative Agent


By: /s/ KELLY M. ALLRED
    ------------------------

Name: Kelly M. Allred
      ----------------------

Title: Vice President
       ---------------------


KAUFMAN AND BROAD HOME CORPORATION


By: /s/ MICHAEL F. HENN
    ------------------------

Name: Michael F. Henn
      ----------------------

Title: SVP & CFO
       ---------------------

                             Exhibit B to Amendment

                        CONSENT OF GUARANTOR SUBSIDIARIES


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 3 to the Loan Agreement.

               Each of the undersigned represents and warrants to the Administrative Agent and the Banks that the Subsidiary Guaranty remains in full force and effect in accordance with its terms.

Dated: April 19, 1999


                                   "GUARANTORS"

                                   KAUFMAN AND BROAD OF NORTHERN
                                   CALIFORNIA, INC., a California corporation

                                   KAUFMAN AND BROAD OF SAN DIEGO,
                                   INC., a California corporation

                                   KAUFMAN AND BROAD - SOUTH BAY,
                                   INC., a California corporation

                                   KAUFMAN AND BROAD - CENTRAL
                                   VALLEY, INC., a California corporation

                                   KAUFMAN AND BROAD COASTAL, INC.,
                                   a California corporation

                                   KAUFMAN AND BROAD OF NEVADA,
                                   INC., a Nevada corporation

                                   KAUFMAN AND BROAD OF ARIZONA,
                                   INC., an Arizona corporation

                                   KAUFMAN AND BROAD OF COLORADO,
                                   INC., a Colorado corporation

                                   KAUFMAN AND BROAD MULTI-
                                   HOUSING GROUP, INC., a California
                                   corporation

                                   KAUFMAN AND BROAD OF NEW
                                   MEXICO, INC., a New Mexico corporation

                                   KAUFMAN AND BROAD - MONTEREY
                                   BAY, INC., a California corporation

                                   KAUFMAN AND BROAD OF
                                   SACRAMENTO, INC., a California
                                   corporation

                                   KAUFMAN AND BROAD OF RENO, INC., a
                                   Nevada corporation

                                   GENERAL HOMES CORPORATION, a
                                   Delaware corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Secretary

                                   KB HOLDINGS ONE, INC., a California
                                   corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Secretary
                                                  and Vice President

                                   KAUFMAN AND BROAD OF SOUTHERN
                                   CALIFORNIA, INC., a California corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Assistant Treasurer


                                   KAUFMAN AND BROAD OF UTAH, INC., a
                                   California corporation


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                       William R. Hollinger, Vice President


                                   KAUFMAN AND BROAD OF TEXAS, LTD.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                           William R. Hollinger,
                                           Assistant Secretary

                                   KAUFMAN AND BROAD LONE STAR, L.P.,
                                   a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                   By: /s/ WILLIAM R. HOLLINGER
                                       -----------------------------------------
                                           William R. Hollinger,
                                           Assistant Secretary


                                   KAUFMAN AND BROAD DEVELOPMENT
                                   OF TEXAS, L.P., a Texas limited partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner


                                        By: /s/ WILLIAM R. HOLLINGER
                                            ------------------------------------
                                                William R. Hollinger,
                                                Assistant Secretary

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 22, 1999


                              The Industrial Bank of Japan - Los Angeles Agency
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ TAKESHI KUBO
                                  ---------------------------------------------
                              Takeshi Kubo (Vice President)
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 16, 1999


                              Societe Generale
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ MAUREEN KELLY
                                  ---------------------------------------------
                              Director
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 16, 1999


                              SunTrust Bank, Atlanta
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ DONALD L. GAUDETTE, JR.
                                  ---------------------------------------------
                              Donald L. Gaudette, Jr.
                              Director/Vice President
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 16, 1999


                              PARIBAS
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ JOHN KOPCHA
                                  ---------------------------------------------
                                  John Kopcha
                                  Director
                              -------------------------------------------------
                              [Printed Name and Title]


                              By: /s/ MARC PREISER
                                  ---------------------------------------------
                                  Marc Preiser
                                  Vice President

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 16, 1999


                              THE CHASE MANHATTAN BANK
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ MARC E. CONSTANTINO
                                  ---------------------------------------------
                                  Marc E. Constantino
                                  Vice President
                              -------------------------------------------------
                              [Printed Name and Title]

                                  VIA FACSIMILE


                                 April 19, 1999


Mr. John E. Friedricks
Sheppard, Mullin, Richter, & Hampton, LLP
Attorneys At Law
333 S. Hope Street
Los Angeles, CA 90071

Re:  Kaufman and Board Corporation

     Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

     The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              The First National Bank of Chicago
                              -------------------------------------------------



                              By: /s/ JAMES D. BENKO
                                  ---------------------------------------------
                                  James D. Benko
                                  Vice President

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April ___, 1999


                              The Bank of New York
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ ROBERT W. PIERSON
                                  ---------------------------------------------
                              Robert W. Pierson, VP
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              COMERICA BANK
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ SAM MEEHAN
                                  ---------------------------------------------
                              Sam Meehan, Account Officer
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              BANK OF AMERICA NT&SA
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ KELLY M. ALLRED
                                  ---------------------------------------------
                              Kelly M. Allred, VP
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              UNION BANK OF CALIFORNIA, N.A.
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ GARY ROBERTS
                                  ---------------------------------------------
                                      Gary Roberts
                                      Vice President
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 21, 1999


                              BANK UNITED
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ THOMAS S. GRIFFIN
                                  ---------------------------------------------
                                      Thomas S. Griffin, VP/MGR.
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              Guaranty Federal Bank F.S.B.
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ RICHARD V. THOMPSON
                                  ---------------------------------------------
                                      Richard V. Thompson, Vice President
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              KBC BANK N.V.
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ ROBERT SNAUFFER
                                  ---------------------------------------------
                                      ROBERT SNAUFFER
                                      FIRST VICE PRESIDENT
                              -------------------------------------------------
                              [Printed Name and Title]

                              /s/ DECLAN P. MEAGHER
                              -------------------------------------------------
                                  DECLAN P. MEAGHER
                                  VICE PRESIDENT

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April 19, 1999


                              Credit Lyonnais Los Angeles Branch
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ DIANNE M. SCOTT
                                  ---------------------------------------------
                                      Dianne M. Scott
                                      First Vice President and Manager
                              -------------------------------------------------
                              [Printed Name and Title]

                             Exhibit C to Amendment

                                 CONSENT OF BANK


               Reference is hereby made to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among Kaufman and Broad Home Corporation ("Borrower"), the Banks party thereto, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent, Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent (as heretofore amended, the "Loan Agreement").

               The undersigned Bank hereby consents to the execution and delivery of Amendment No. 3 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.

Dated: April ___, 1999


                              Sanwa Bank California
                              -------------------------------------------------
                              [Name of Institution]



                              By: /s/ KURT MAIR
                                  ---------------------------------------------
                              Kurt Mair, AVP
                              -------------------------------------------------
                              [Printed Name and Title]





                                      -13-